Exhibit 99.1

Vaughan Foods, Inc.

Taglich Brothers, Inc.
 7 th Annual Small Cap Equity
Conference

May 4, 2010

Safe Harbor Statement

Statements made during this presentation regarding Vaughan Foods’ business may not be historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Although we believe that, in making any such statement, our expectations are based on reasonable assumptions, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected, including, but not limited to, more aggressive discount pricing by our competitors, unanticipated changes in our raw material supplies, shortages in the agricultural products we use, changes in gas prices, work stoppages, contamination of our supplies or products, unavailability of credit, decline in the demand of our existing and future products, decline in growth in our industries and markets, our inability to forecast demand for our products, and enactment of increasingly stringent laws, standards and other regulatory requirements.

When used in the following discussion, the words “anticipates,” “believes,” “expects,” “intends,” “plans”, “estimates,” and similar expressions, as they relate to us or our management, are intended to identify such forward looking statements.  These forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated.   Factors that could cause actual results to differ materially from those anticipated, certain of which are beyond our control, are set forth in this presentation and the offering information. Our actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking statements.  Accordingly, we cannot be certain that any of the events anticipated by forward-looking statements will occur or, if any of them do occur, what impact they will have on us. Forward-looking statements made during this presentation speak only as of today’s date.  We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Mark Vaughan

President and Chief Operating Officer

Vaughan Foods, Inc.

Company Overview

Integrated producer and marketer of value-added,
refrigerated foods.

Commenced operations in 1961 as a produce
company

March 2003, started manufacturing a line of
refrigerated, prepared salads for retail outlets,
historical food service customers and restaurant
chains

June 2006, acquired a processor of soups, sauces and
side dishes.

June 2007, completed IPO

Vaughan Foods Today

Large national market
opportunity through
regional expansion

Unique in the
refrigerated food
business

Established, recognized
customer base

Food service and retail

Fresh… Vertically Integrated

From the Field – Grower Direct

   Growing

            and

            Harvesting

            our own

            products

Food Safety: Priority One

Prevention

Field testing

Quality

Risk Assessment

   Audits

Traceability

    From planting to customer

Vaughan Foods Distribution

Equipment

Twenty-Nine, 2007 or Newer Tractors

Forty-Five, 2005 or New Trailers

53’ Refrigerated Trailers

Company Drivers

No outside Carriers

Ability to manage company drivers vs.

outside drivers who move from job to

job

Dedicated Route Drivers

Build working relationships with

customers

Tracking of Route Drivers

Ability to locate a driver and where

they are on the route

Maintenance Program on
Equipment

Eliminates 99% of breakdowns that

cause late arrivals

Satisfactory Rating with DOT

Highest rating with DOT

Reduces downtime due to roadside

inspections

What Makes Us Different?

Meeting Consumer Demands

Marquee Customer Base

Herb Grimes

Chairman of the Board and Chief Executive Officer

Vaughan Foods, Inc.

Distribution at IPO Time 2007

$74 Million in Revenues – Pro Forma LTM June 2007

Current Distribution

$97 Million in Revenues – 2009 – Up 31% Since IPO

Realization 2010

Realization

Refining Infrastructure

Economic Combustion

IPO & Consolidation

2010

2009

2008

2007

Raised $11.2 million, net

Fuel, commodities, labor issues

New Business Model, ERP Complete
Seamless Logistics & Operational Visibility

EBITDA Positive

Return to Profitability

Realization 2010

First Half of 2010

Second Half 2010

Vaughan Foods is Poised To Become

The First National Company

with Regional Facilities

that will manufacture and market

a full array of fresh foods

multiple times per week

East Meets West 2011 and thereafter

National Player

West Coast Expansion

High Growth Plan Engaged

East Coast Expansion

2014

2013

2012

2011

Markets & facilities reaching critical mass
serving most major metro areas

Margin improvement through increased automation, labor
rationalization

Major marketing and advertising in Central and East

Growth accelerates

Sales compounding  - east coast on line

Add west coast sales force

Targeting higher volume customers

Opening in produce growing regions – lower
transportation costs

Sales continue to accelerate – marketing
paying off

Gene Jones

Secretary, Treasurer and Chief Financial Officer

Vaughan Foods, Inc.

Financial Results

(dollars in millions, except per share data)

2009

2008

Change

Revenue

96.5

$

91.9

$

4.6

$

Cost of sales

87.8

86.8

(1.0)

Gross profit

8.7

5.1

3.6

Gross margin

9.0%

5.5%

3.5%

Selling, general and administrative

8.4

9.8

1.4

Operating income (loss)

0.3

(4.7)

5.0

Net interest expense

(1.1)

(0.8)

0.3

Earnings before income taxes

(0.8)

(5.5)

4.7

Income tax expense (benefit)

(0.3)

(2.2)

(1.9)

Net earnings (loss)

(0.5)

$

(3.3)

$

2.8

$

Earnings (loss) per share

(0.11)

$

(0.73)

$

0.62

$

EBITDA

2.0

$

(3.0)

$

5.0

$

EBITDA Trends by Quarter

(dollars in thousands)

First Quarter 2010 Results to be

Released

May 11, 2010 — 4:01 PM ET

Stockholder Value Creation Through

                   Stockholder
Value

Economies Of
Scale In
Reduced
Overhead

Maximizing
Marketing
Effectiveness

Increasing Sales
By Offering All
Product Lines In
All Regions

Reducing
Distribution
Costs

Increasing
Sales By
Partnering With
National Food
Service And
Retail Chains

Enhanced
Controls
Through ERP
System and
SOX
Compliance

Herb Grimes

Chairman of the Board and Chief Executive Officer

Vaughan Foods, Inc.

Selected Product Images

Fresh Kits

Fresh Cut Vegetables and Fruits

Retail or Bulk FoodService Pack

Fresh Soups

Fresh Prepared Salads

Seasonal Selections